                                                     STAGECOACH FUNDS(R)


Stagecoach

     Equity Funds

Prospectus

Balanced Fund                                Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals
Diversified Equity Income Fund               match your own.

Equity Index Fund

Equity Value Fund                            These securities have not been approved or disapproved by the Securities and
                                             Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or
Growth Fund                                  adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
International Equity Fund
                                             Fund shares are NOT deposits or other obligations of, or issued, endorsed or
Small Cap Fund                               guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), or any of its
                                             affiliates. Fund shares are NOT insured or guaranteed by the Federal Deposit
Strategic Growth Fund                        Insurance Corporation ("FDIC"), or any governmental agency. AN INVESTMENT IN A
                                             FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
Class A, Class B and Class C

TABLE OF CONTENTS

OVERVIEW

This section contains         OBJECTIVES AND PRINCIPAL STRATEGIES                 4
important summary             SUMMARY OF IMPORTANT RISKS                          6
information about             PERFORMANCE HISTORY                                 8
the Funds.

THE FUNDS                     BALANCED FUND                                      22
                              DIVERSIFIED EQUITY INCOME FUND                     26
This section contains         EQUITY INDEX FUND                                  30
important information         EQUITY VALUE FUND                                  34
about the individual Funds.   GROWTH FUND                                        38
                              INTERNATIONAL EQUITY FUND                          42
                              SMALL CAP FUND                                     46
                              STRATEGIC GROWTH FUND                              50
                              GENERAL INVESTMENTS RISKS                          54
                              ORGANIZATION AND MANAGEMENT
                                OF THE FUNDS                                     58

YOUR ACCOUNT                  A CHOICE OF SHARE CLASSES                          61
                              REDUCED SALES CHARGES                              65
Turn to this section for      EXCHANGES                                          69
information on how to         YOUR ACCOUNT                                       70
open and maintain your        HOW TO BUY SHARES                                  71
account, including how to     SELLING SHARES                                     72
buy, sell and exchange        ADDITIONAL SERVICES AND
Fund shares.                    OTHER INFORMATION                                78
                              GLOSSARY                                           84

STAGECOACH EQUITY FUNDS OVERVIEW

FUND                     OBJECTIVE

BALANCED FUND            Seeks to provide investors with both capital
                         appreciation and current income.

DIVERSIFIED EQUITY       Seeks to earn current income and a growing stream of
 INCOME FUND             income over time, consistent with the preservation of
                         capital.

EQUITY INDEX FUND        Seeks to approximate the total rate of return of
                         substantially all common stocks comprising the S&P 500
                         Index.

EQUITY VALUE FUND        Seeks to provide investors with above-average capital
                         appreciation.

GROWTH FUND              Seeks to earn current income and achieve long-term
                         capital appreciation.

INTERNATIONAL EQUITY     Seeks to earn total return, with an emphasis on capital
 FUND                    appreciation, over the long term.

SMALL CAP FUND           Seeks above-average long-term capital appreciation in
                         order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over 3 to 5 years.

STRATEGIC GROWTH         Seeks to provide investors with an above-average level
 FUND                    of long-term capital appreciation for investors willing
                         to assume above-average risk.

4  Stagecoach Equity Funds Prospectus

PRINCIPAL STRATEGY

We invest between 30% and 70% of our assets in equity securities, and the remainder in fixed-income securities. We buy equity securities that we believe are undervalued, and fixed-income securities of at least investment-grade quality.

We invest in income-producing equity securities that generally exhibit above-average financial strength, a strong position in their industry, a history of profit growth, and relatively high dividends.

We invest in substantially all of the common stocks included in the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results before expenses, regardless of market conditions.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets. Dividends are a secondary consideration when selecting stocks.

We invest in equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or are undervalued, or have above-average dividend yields.

We invest in equity securities of companies located or operating in developed foreign countries and emerging markets of the world. We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth.

We invest in equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We buy stocks that we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

We invest in equity securities of companies that are expected to have strong growth in revenues, earnings and assets, and that are selected from different industry groups. We buy acquisition candidates, established growth companies, growth companies at initial public offering, and other mid-cap growth companies.

                                           Stagecoach Equity Funds Prospectus  5

SUMMARY OF IMPORTANT RISKS

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in the individual Fund Descriptions later in this Prospectus and under General Investment Risks beginning on page 54. An investment in a fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMON RISKS FOR THE FUNDS

EQUITY SECURITIES

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

FIXED INCOME SECURITIES

The Funds may invest in debt instruments, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6  Stagecoach Equity Funds Prospectus

FUND                     SPECIFIC RISKS

  BALANCED FUND          Because stock and bond markets often move in opposite
                         directions, this Fund's balanced objective should reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

  DIVERSIFIED EQUITY     Stocks selected for their high dividend yields may be
   INCOME FUND           more sensitive to interest rate changes than other
                         stocks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

  EQUITY INDEX           We attempt to match as closely as possible the
   FUND                  performance of the S&P 500 Index. Therefore, during
                         periods when the S&P 500 Index is losing value, your investment will also lose value.

  EQUITY VALUE           There is no guarantee that securities selected as
   FUND                  "under-valued" will perform as expected. Stocks of
                         smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

  GROWTH FUND            The Fund is primarily subject to the equity market
                         risks described in the Common Risks section above.
                         Dividend-producing large company stocks have experienced unprecedented appreciation in recent years.
                         There is no guarantee such performance levels will continue.

  INTERNATIONAL          Foreign company stocks involve special risks, including
   EQUITY FUND           generally higher commission rates, political, social
                         and monetary or diplomatic developments that could effect U.S. investments in foreign countries. Emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

  SMALL CAP FUND         These Funds may invest in companies that pay low or no
   AND STRATEGIC         dividends, have smaller market capitalizations, have
   GROWTH FUND           less market liquidity, have no or relatively short
                         operating histories, or are newly public companies.
                         Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because the Fund may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

                                           Stagecoach Equity Funds Prospectus  7

PERFORMANCE HISTORY


The Information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

The Funds' shares are sold subject to sales load that are not included in the performance calculations. If these charges were included, performance shown would be lower.

Please remember that past performance is no guarantee of future results.

                         BALANCED FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/


                             [GRAPH APPEARS HERE]

Best Qtr.:     Worst Qtr.:
Q2 '97         Q3 '98
9.01%          -5.74%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Balanced Fund's year-to-date performance for the quarter ended March 31, 1999 was -0.19%.

--------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   -----------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
--------------------------------------------------------------------------
   BALANCED FUND                       1 YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------
   Class A (Incept. 7/2/90)              3.69         9.88        11.32
--------------------------------------------------------------------------
   Class B (Incept. 9/6/96)              3.86        10.07        11.26
--------------------------------------------------------------------------
   S&P 500/1/ LB Gov/Corp/2/            21.35/3/     17.33/3/     14.91/4/
--------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Lehman Brothers Government/Corporate Bond Index.

3. Composite Benchmark of the S&P 500 and LB Gov/Corp. Bond Index.

4. Composite Benchmark calculated for Class A only.


8    Stagecoach Equity Funds Prospectus

                 DIVERSIFIED EQUITY INCOME FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/


                             [GRAPH APPEARS HERE]

Best Qtr.:       Worst Qtr.:
Q2 '97           Q3 '98
13.61%           -10.63%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Diversified Equity Income Fund's year-to-date performance for the quarter ended March 31, 1999 was -0.94%.


-----------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   --------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
-----------------------------------------------------------------------------
   DIVERSIFIED EQUITY INCOME FUND      1 year     5 years      Inception
-----------------------------------------------------------------------------
   Class A (Incept. 11/18/92)          -0.57       13.72         13.79
-----------------------------------------------------------------------------
   Class B (Incept. 1/1/95)            -0.40       14.03         14.10
-----------------------------------------------------------------------------
   S&P 500/1/                          28.58       24.06         21.53/2/
-----------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.


                                            Stagecoach Equity Funds Prospectus 9

PERFORMANCE HISTORY

                       EQUITY INDEX FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/

Best Qtr.:      Worst Qtr.:
Q4 '98          Q3 '90
21.00%          -13.80%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Equity Index Fund's year to-date performance for the quarter ended March 31, 1999 was 4.77%.

----------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   -------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
-----------------------------------------------------------------------------
   EQUITY INDEX FUND                   1 YEAR      5 YEARS     10 YEAR
                                                            (OR INCEPTION)
-----------------------------------------------------------------------------
   Class A (Incept. 1/25/84)            21.92       21.72     17.41
-----------------------------------------------------------------------------
   Class B (Incept. 2/17/98)            21.72       21.95     17.22
-----------------------------------------------------------------------------
   S&P 500/1/                           28.58       24.06     19.21/2/
-----------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.

10    Stagecoach Equity Funds Prospectus

                       EQUITY VALUE FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/


                           [GRAPH APPEARS HERE]


Best Qtr.:    Worst Qtr.:
Q2 '97        Q3 '90
15.19%       -15.20%

1. Returns do not reflect sales charges. If they did, returns would be lower. The Equity Value Fund's year-to-date performance for the quarter ended March 31, 1999 was -3.32%.

----------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   --------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
-----------------------------------------------------------------------------
   EQUITY VALUE FUND                 1 year       5 years      Inception
-----------------------------------------------------------------------------
   Class A (Incept. 7/2/90)           1.08         14.74        14.28
-----------------------------------------------------------------------------
   Class B (Incept. 6/6/96)           1.11         14.99        14.23
-----------------------------------------------------------------------------
   Class C (Incept. 4/1/98)           4.92         15.20        14.22
-----------------------------------------------------------------------------
   S&P 500/1/                        28.58         24.06        18.62/2/
------------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.


                                           Stagecoach Equity Funds Prospectus 11

PERFORMANCE HISTORY

                          GROWTH FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/


                           [GRAPH APPEARS HERE]


Best Qtr.:    Worst Qtr.:
Q2 '97         Q3 '98
13.78%         -10.70%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Growth Fund's year-to-date performance for the quarter ended March 31, 1999 was 5.26%.

---------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   GROWTH FUND                         1 YEAR       5 YEARS     INCEPTION
---------------------------------------------------------------------------
   Class A (Incept. 8/2/90)            22.37        17.91       16.45
---------------------------------------------------------------------------
   Class B (Incept. 1/1/95)            23.29        18.27       16.47
---------------------------------------------------------------------------
   S&P 500/1/                          28.58        24.06       18.87/2/
---------------------------------------------------------------------------


1. S&P 500 is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.




12     Stagecoach Equity Funds Prospectus

                   INTERNATIONAL EQUITY FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/


                           [GRAPH APPEARS HERE]


BEST QTR.:     Worst Qtr.:
Q1 '98         Q3 '98
14.27%         -17.89%


1. Returns do not reflect sales charges. If they did, returns would be lower. The International Equity Fund's year-to-date performance for the quarter ended March 31, 1999 was 3.03%.

---------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   INTERNATIONAL EQUITY FUND                  1 year          Inception
---------------------------------------------------------------------------
   Class A (Incept. 9/24/97)                  9.89               5.00
---------------------------------------------------------------------------
   Class B (Incept.                          10.34               5.72
---------------------------------------------------------------------------
   Class C (Incept. 4/1/98)                  10.34               8.82
---------------------------------------------------------------------------
   MSCI/EAFE Index/1/                        20.00               8.39/2/
---------------------------------------------------------------------------


1. Morgan Stanley Capital International/Europe, Asia, Far East Index.

2. Benchmark calculated for Class A shares only.

                                           Stagecoach Equity Funds Prospectus 13

PERFORMANCE HISTORY

                         SMALL CAP FUND CLASS A SHARES
                            CALENDAR YEAR RETURNS/1/


                             [GRAPH APPEARS HERE]


BEST QTR.:     WORST QTR.:
Q2 '97         Q3 '98
24.71%         -26.35%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Small Cap Fund's year-to-date performance for the quarter ended March 31, 1999 was 1.99%.

2. Performance shown for periods prior to September 6, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund.

---------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   SMALL CAP FUND                               1 year          Inception
---------------------------------------------------------------------------
   Class A (Incept. 9/16/96)                   -10.91             19.97
---------------------------------------------------------------------------
   Class B (Incept. 9/16/96)                   -10.97             20.49
---------------------------------------------------------------------------
   Class C (Incept. 12/15/97)                   -6.66             20.74
---------------------------------------------------------------------------
   Russell 2000 Index                           -2.55             14.50/1/
---------------------------------------------------------------------------


1. Benchmark calculated for Class A shares only.

14   Stagecoach Equity Funds Prospectus.

                     STRATEGIC GROWTH FUND CLASS A SHARES
                           CALENDAR YEAR RETURNS/1/

                             [GRAPH APPEARS HERE]

BEST QTR.:     WORST QTR.:
Q3 '97         Q3 '95
23.11%         -23.52%


1. Returns do not reflect sales charges. If they did, returns would be lower. The Strategic Growth Fund's year-to-date performance for the quarter ended March 31, 1999 was 1.08%.

---------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------------------------------------
   FOR THE PERIODS ENDED 12/31/98
---------------------------------------------------------------------------
   STRATEGIC GROWTH FUND                 1 year     5 years     Inception
---------------------------------------------------------------------------
   Class A (Incept. 1/20/93)             -3.08      11.34         15.32
---------------------------------------------------------------------------
   Class B (Incept. 12/15/97)            -3.40      11.49         15.23
---------------------------------------------------------------------------
   Class C (Incept. 7/1/93)               0.56      11.73         15.30
---------------------------------------------------------------------------
   S&P 500/1/                            28.58      24.06         21.78/2/
---------------------------------------------------------------------------


1. S&P is a registered trademark of Standard and Poors.

2. Benchmark calculated for Class A shares only.


                                           Stagecoach Equity Funds Prospectus 15

EQUITY FUNDS      Summary of Expenses


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.

---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------------------------------
                                                 BALANCED FUND            DIVERSIFIED EQUITY      EQUITY INDEX
                                                                             INCOME FUND              FUND
                                              -----------------------------------------------------------------------------------
                                              CLASS A      CLASS B        CLASS A    CLASS B    CLASS A   CLASS B
 --------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)                5.25%        None           5.25%      None        4.50%      None
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
  as a percentage of the lower of the NAV
  at purchase or the NAV at redemption         None         5.00%         None         5.00%      None      5.00%
---------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUNS ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
                                                 BALANCED FUND            DIVERSIFIED EQUITY      EQUITY INDEX
                                                                             INCOME FUND              FUND
                                              -----------------------------------------------------------------------------------
                                              CLASS A      CLASS B        CLASS A    CLASS B    CLASS A   CLASS B
---------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                                0.60%        0.60%         0.50%      0.50%      0.25%     0.25%
---------------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1)fee                       0.10%        0.75%         0.05%      0.70%      0.00%     0.75%
---------------------------------------------------------------------------------------------------------------------------------
  Other expenses                                0.63%        0.74%         0.65%      0.66%      0.52%     0.58%
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES/1/       1.33%        2.09%         1.20%      1.86%      0.77%     1.58%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS FEES
---------------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY VALUE FUND              GROWTH FUND      INTERNATIONAL EQUITY FUND
                                              -----------------------------------------------------------------------------------
                                              CLASS A     CLASS B    CLASS C    CLASS A  CLASS B         CLASS A  CLASS B
---------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)                5.25%       None       None       5.25%    None            5.25%     None
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
  as a percentage of the lower of the NAV at
  purchase or the NAV at redemption            None        5.00%      1.00%      None     5.00%           None      5.00%
---------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
                                                   EQUITY VALUE FUND               GROWTH FUND      INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A     CLASS B    CLASS C    CLASS A  CLASS B         CLASS A  CLASS B
---------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                               0.50%       0.50%      0.50%      0.50%    0.50%           1.00%    1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) fee                     0.10%       0.75%      0.75%      0.05%    0.70%           0.10%    0.75%
---------------------------------------------------------------------------------------------------------------------------------
  Other expenses                               0.58%       0.58%      0.58%      0.58%    0.59%           0.96%    0.95%
=================================================================================================================================
 TOTAL ANNUAL FUND OPERATING EXPENSES/1/       1.18%       1.83%      1.63%      1.13%    1.79%           2.06%    2.70%
=================================================================================================================================


1. The actual expenses incurred by the Funds will be lower than the contract amounts shown above as a result of voluntary fee waivers. The Funds' actual expenses, after waivers, are as follows: Balanced Fund Class A 1.28%, Class B 1.93%; Diversified Equity Income Fund Class A 1.20%, Class B 1.88%; Equity Index Fund Class A 71%, Class B 1.45%; Equity Value Fund Class A 1.18%, Class B 1.83%, Class C 1.83%; Growth Fund Class A 1.12%, Class B 1.79%; International Equity Fund Class A 1.75%, Class B 2.40%, Class C 2.40%; Small Cap Fund Class A 1.36%, Class B 2.11%, Class C 2.11%; and Strategic Growth Fund Class A 1.29%, Class B 2.01%, Class C 2.01%.

16 Stagecoach Equity Funds Prospectus

------------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS FEES
------------------------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL EQUITY            SMALL CAP FUND            STRATEGIC GROWTH FUND
                                                          FUND
                                                  ----------------------------------------------------------------------------------
                                                        CLASS C           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)                          None              5.25%      None      None      5.25%     None      None
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
  as a percentage of the lower of the NAV at
  purchase or the NAV at redemption                     1.00%              None      5.00%     1.00%       None    5.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL EQUITY            SMALL CAP FUND            STRATEGIC GROWTH FUND
                                                         FUND
                                                  ----------------------------------------------------------------------------------
                                                        CLASS C           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                                        1.00%              0.60%     0.60%     0.60%     0.50%     0.50%      0.50%
------------------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) fee                              0.75%              0.10%     0.75%     0.75%     0.10%     0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------------------
  Other expenses                                        0.91%              0.79%     0.78%     1.36%     0.69%     0.76%      0.76%
====================================================================================================================================
 TOTAL ANNUAL FUND OPERATING EXPENSES/1/                2.66%              1.49%     2.13%     2.71%     1.29%     2.01%      2.01%
====================================================================================================================================

                                           Stagecoach Equity Funds Prospectus 17

EQUITY FUNDS                                     Summary of Expenses (continued)

--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES--These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

------------------------------------------------------------------------------------------------------------------------------------

You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and     Balanced Fund    Diversified Equity   Equity Index       Equity Value Fund        Growth Fund
that you redeem your shares at                          Income Fund           Fund
the end of each period.           -------------------------------------------------------------------------------------------------

                                   CLASS A  CLASS B  CLASS A  CLASS B   CLASS A  CLASS B  CLASS A  CLASS B  CLASS C  CLASS A CLASS B

------------------------------------------------------------------------------------------------------------------------------------

1 year                               $ 653    $ 712    $ 641    $ 689     $ 525    $ 661    $ 639    $ 686   $ 186    $ 634  $ 682
------------------------------------------------------------------------------------------------------------------------------------

3 years                              $ 924    $ 955    $ 886    $ 885     $ 685    $ 799    $ 880    $ 876   $ 576    $ 865  $ 863
------------------------------------------------------------------------------------------------------------------------------------

5 years                              $1216    $1324    $1150    $1206     $ 859    $1060    $1140    $1190   $ 990    $1115  $1170
------------------------------------------------------------------------------------------------------------------------------------

10 years                             $2042    $2038    $1903    $1841     $1361    $1454    $1882    $1814   $2148    $1827  $1765
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and     Balanced Fund    Diversified Equity   Equity Index       Equity Value Fund        Growth Fund
that you do not redeem your                             Income Fund           Fund
shares at the end of each period.  -------------------------------------------------------------------------------------------------

                                   CLASS A  CLASS B  CLASS A  CLASS B   CLASS A  CLASS B  CLASS A  CLASS B  CLASS C  CLASS A CLASS B

------------------------------------------------------------------------------------------------------------------------------------

1 YEAR                               $ 653    $ 212    $ 641    $ 189     $ 525    $ 161    $ 639    $ 186   $ 286    $ 634  $ 182
------------------------------------------------------------------------------------------------------------------------------------

3 YEARS                              $ 924    $ 655    $ 886    $ 585     $ 685    $ 499    $ 880    $ 576   $ 576    $ 865  $ 563
------------------------------------------------------------------------------------------------------------------------------------

5 YEARS                              $1216    $1124    $1150    $1006     $ 859    $ 860    $1140    $ 990   $ 990    $1115  $ 970
------------------------------------------------------------------------------------------------------------------------------------

10 YEARS                             $2042    $2038    $1903    $1841     $1361    $1454    $1882    $1814   $2148    $1827  $1765
------------------------------------------------------------------------------------------------------------------------------------


18  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------------------------------------------------------
You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and           International Equity            Small Cap Fund            Strategic Growth Fund
that you redeem your shares at                   Fund
the end of each period.                ---------------------------------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------------------------------------------------------
1 year                                   $ 723    $ 773    $ 369       $ 669    $ 716    $ 374     $ 649     $ 704   $ 304
-------------------------------------------------------------------------------------------------------------------------------
3 years                                  $1137    $1138    $ 826       $ 971    $ 967    $ 841     $ 913     $ 930   $ 630
-------------------------------------------------------------------------------------------------------------------------------
5 years                                  $1575    $1630    $1410       $1295    $1344    $1435     $1195     $1283   $1083
-------------------------------------------------------------------------------------------------------------------------------
10 years                                 $2769    $2725    $2993       $2211    $2141    $3041     $2000     $1973   $2338
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following
expenses on a $10,000 investment
assuming a 5% annual return and           International Equity            Small Cap Fund            Strategic Growth Fund
that you do not redeem your                      Fund
shares at the end of each period.      ----------------------------------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C    CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                   $ 723    $ 273    $ 269       $ 669    $ 216    $ 274     $ 649     $ 204   $ 204
-------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                  $1137    $ 838    $ 826       $ 971    $ 667    $ 841     $ 913     $ 630   $ 630
-------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                  $1575    $1430    $1410       $1295    $1144    $1435     $1195     $1083   $1083
-------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                 $2789    $2725    $2993       $2211    $2141    $3041     $2000     $1973   $2338
-------------------------------------------------------------------------------------------------------------------------------

                                          Stagecoach Equity Funds Prospectus  19

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund. Words appearing in italicized print and highlighted in color appear in the glossary.

Important information you should look for:

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus?

PERMITTED INVESTMENTS

A summary of the Fund's key permitted investments and practices.

IMPORTANT RISK FACTORS

What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

FINANCIAL HIGHLIGHTS

Provides important financial information about each class of shares of the Fund.

20  Stagecoach Equity Funds Prospectus

This page intentionally left blank

BALANCED FUND

INVESTMENT OBJECTIVE

The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

INVESTMENT POLICIES

We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in equity securities and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at price-to-book and price-to-cash flow ratios of companies for indications of attractive valuation. We invest the fixed-income portion of our portfolio in investment grade or better corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

PERMITTED INVESTMENTS

Under normal market conditions, we invest:

 .    between 30% and 70% of our assets in equity securities, with the remainder invested in debt securities.

Under normal market conditions we invest the equity portion of the Fund's portfolio in:

 .    primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase; and

 .    in foreign companies through American Depositary Receipts and similar instruments, up to 25% of total assets.

Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:

 .    commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

 .    corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better;
     and

 .    mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa"
     (Moody's) or better.

22  Stagecoach Equity Funds Prospectus

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

IMPORTANT RISK FACTORS

There is no guarantee, that the Fund's balanced investment program will successfully reduce volatility.

Mortgage- and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage-backed securities are subject to prepayment risk, which can lower the rate of return on such securities.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    REX WARDLAW, CFA

     Has managed the Balanced Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993 he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

 .    SCOTT SMITH, CFA

     Has co-managed the Balanced Fund since February 1998, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Smith is a liquidity management specialist and has ten years of experience as a taxable money market portfolio specialist.

 .    GREGG GIBONEY, CFA

     Has co-managed the Balanced Fund since August 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.

                                          Stagecoach Equity Funds Prospectus  23

BALANCED FUND                      Financial Highlights

See "Historical Fund Information" on page 81.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information for periods subsequence to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


---------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A SHARES -- COMMENCED
                                                          ON JULY 2, 1990
                                                          -----------------------------------------------------------------------
                                                          SEPT.30,      MAR.31,    MAR.31,    SEPT 30,   SEPT 30,     SEPT 30,
FOR THE PERIOD ENDED:                                       1998/1/       1998       1997/2/    1996/1/    1995          1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $13.28        $12.01     $11.46     $11.84     $11.67       $12.71
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                     0.17          0.38       0.19       0.36      0.464        0.434
   Net realized and unrealized gain (loss)
     on investments                                         (1.05)         2.76       0.74       0.89       0.68        (0.13)/4/
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.88)         3.14       0.93       1.25       1.14         0.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                     (0.17)        (0.38)     (0.19)     (0.35)     (0.47)       (0.46)
   Distributions from net realized gain                      0.00         (1.49)     (0.19)     (1.28)     (0.50)       (0.88)
---------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                    (0.17)        (1.87)     (0.38)     (1.63)     (0.97)       (1.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $12.23        $13.28     $12.01     $11.46     $11.84       $11.67
---------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                               (6.63)%       27.49%      8.15%     10.51%     10.62%        2.30%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                       $30,833       $34,952    $31,632    $32,640    $89,034     $108,290
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                   1.28%         1.12%      1.05%      1.31%      1.03%        1.09%
   Ratio of net investment income to
     average net assets                                      2.66%         2.91%      3.20%      2.98%      4.05%        3.55%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             32%           67%        43%       131%        90%          35%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses                    1.33%         1.40%      1.30%      1.48%      1.05%        1.11%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
   net assets prior to waived fees and
   reimburse expenses (loss)                                 2.61%         2.63%      2.95%      2.81%      4.03%        3.53%
---------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31.

24  Stagecoach Equity Funds Prospectus

----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------

                                                             CLASS B SHARES -- COMMENCED
                                                             ON SEPTEMBER 6, 1996
                                                             ---------------------------------------------------------------------
                                                             SEPT 30,     MAR.31,      SEPT 30,     SEPT 30,
FOR THE PERIOD ENDED:                                          1998/1/      1997         1997/2/      1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.00       $10.79        $10.24       $10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:                              0.11         0.19          0.08         0.00
   Net investment income
   Net realized and unrealized gain (loss)                     (0.94)        2.55          0.72         0.24
     on investments
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.83)        2.74          0.80         0.24
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment  income                       (0.11)       (0.19)        (0.08)        0.00
   Distributions from net realized gain                         0.00        (1.34)        (0.17)        0.00
----------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                       (0.11)       (1.53)        (0.25)        0.00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.06       $12.00        $10.79       $10.24
----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                  (6.92%)      26.64%         7.84%        2.40%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                          $10,516       $9,145          $297        $2
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                      1.93%        1.82%         1.70%        0.00%
   Ratio of net investment income to                            2.02%        2.15%         2.48%        3.09%
     average net assets
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                32%          67%           43%         131%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses                       2.09%        2.29%         7.85%        0.66%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets prior to waived fees and
   reimburse expenses (loss)                                    1.86%        1.68%        (3.67)%       2.43%
----------------------------------------------------------------------------------------------------------------------------------

/3/ The Fund changed its Investment Advisor during this fiscal year. /4/ Per share data are based upon average monthly shares outstanding.

                                           Stagecoach Equity Funds Prospectus 25

DIVERSIFIED EQUITY INCOME FUND
---------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Diversified Equity Income Fund seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital.

INVESTMENT POLICIES

We actively manage a diversified portfolio of income-producing equity securities. In selecting stocks we emphasize histories and trends. We also look for equity securities that we believe are selling for less than their intrinsic or true and that generally exhibit the following characteristics: above average financial strength, a strong position in their industry, a history of profit growth, and relatively high dividends.

We may also invest in the following income producing debt securities:

 .    U.S. Government obligations;

 .    a broad range of debt instruments, including bonds and other debt obligations of domestic corporations;

 .    U.S. dollar-denominated debt instruments of foreign issuers, including foreign  government and companies; and

 .    various asset-backed securities.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 .    at least 65% of our total assets in income-producing equity securities;

 .    at least 90% of our equity portfolio in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (as of March 31, 1999, this range was from $20 million to $452 billion. The range is expected to change frequently);

 .    up to 25% of our total assets in foreign companies through American
     Depositary Receipts and similar instruments;

 .    most of our debt portfolio in companies and government entities located within the United States;

 .    generally all of our debt portfolio in instruments rated at the time of acquisition in the four highest credit categories by one or more nationally recognized ratings organizations, or in unrated instruments determined by Wells Fargo Bank to be of comparable quality; and

 .    up to 20% of our nonconvertible debt portfolio in instruments rated at the time of purchase in the highest four credit categories.

26    Stagecoach Equity Funds Prospectus

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term preservation of capital.

IMPORTANT RISK FACTORS

Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54 and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    ALLEN WISNIEWSKI,CFA

     Has managed the Diversified Equity Income Fund since November 1992, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Wisniewski has over ten years of equity and balanced portfolio investment management experience.

 .    REX WARDLAW, CFA

     Has co-managed the Diversified Equity Income Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993 he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

                                           Stagecoach Equity Funds Prospectus 27

DIVERSIFIED EQUITY INCOME FUND                              Financial Highlights


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES -- COMMENCED
                                                      ON NOVEMBER 18, 1992
                                                   --------------------------------------------------------------------
                                                      SEPT.30,   MARCH 31,   MARCH 31, SEPT. 30,   DEC. 31,  DEC.31,
   FOR THE PERIOD ENDED:                              1998/1/    1998        1997/2/   1996/3/     1995      1994
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                $ 18.97    $ 14.52     $ 14.73   $ 13.34     $ 10.76   $ 11.08
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                        0.16       0.28        0.14      0.25        0.35      0.33
     Net realized and unrealized gain (loss)
       on investments                                   (2.58)      5.15        0.64      1.39        2.86     (0.32)
-----------------------------------------------------------------------------------------------------------------------
  Total  from investment operations                     (2.42)      5.43        0.78      1.64        3.21      0.01
-----------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income               (0.16)     (0.28)      (0.14)    (0.25)      (0.35)    (0.33)
     Distributions from net realized gain                0.00      (0.70)      (0.85)     0.00       (0.28)     0.00
-----------------------------------------------------------------------------------------------------------------------
  Total from distributions                              (0.16)     (0.98)      (0.99)    (0.25)      (0.63)    (0.33)
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                      $ 16.39    $ 18.97     $ 14.52   $ 14.73     $ 13.34   $ 10.76
-----------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                        (12.78)%    38.15%       5.25%    12.35%      30.17%     0.08%
-----------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)                 $170,744   $223,540    $154,502  $134,648    $ 79,977  $ 45,178
-----------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets             1.17%      1.12%       1.10%     1.10%       1.10%     1.06%
     Ratio of net investment income to average
       net assets                                        1.74%      1.67%       1.91%     2.57%       3.02%     3.16%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                       29%        59%         33%       43%         70%       62%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets
    prior to waived fees and reimbursed expenses         1.17%      1.19%       1.17%     1.26%       1.31%     1.34%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
    net assets prior to waived fees and
    reimbursed expenses                                  1.74%      1.60%       1.84%     2.41%       2.81%     2.88%
-----------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its fiscal year-end from December 31 to September 30.

28 Stagecoach Equity Funds Prospectus

CLASS B SHARES -- COMMENCED
ON JANUARY 1, 1995
--------------------------------------------------------------------
  SEPT 30,        MAR 31,      MAR 31,      SEPT 30,     DEC 31,
    1998           1998        1997/1/       1996/2/      1995
--------------------------------------------------------------------
  $ 17.77        $ 13.60       $ 13.79      $ 12.49      $10.00
--------------------------------------------------------------------
     0.09           0.15          0.08         0.17        0.20
--------------------------------------------------------------------
    (2.42)          4.82          0.60         1.30        2.75
--------------------------------------------------------------------
    (2.33)          4.97          0.68         1.47        2.95
--------------------------------------------------------------------
    (0.09)         (0.15)        (0.08)       (0.17)      (0.20)
--------------------------------------------------------------------
  $ 15.35        $ 17.77       $ 13.60      $ 13.79      $12.49
--------------------------------------------------------------------
   (13.12)%        37.29%         4.91%       11.76%      29.64%
--------------------------------------------------------------------
  $61,396        $ 71,736      $32,632      $17,045      $5,339
--------------------------------------------------------------------
     1.86%           1.77%        1.74%        1.74%       1.73%
--------------------------------------------------------------------
     1.07%           1.02%        1.29%        2.01%       2.40%
--------------------------------------------------------------------
       29%             59%          33%          43%         70%
--------------------------------------------------------------------
     1.86%           1.83%        1.87%        2.08%       2.57%
--------------------------------------------------------------------
     1.07%           0.96%        1.16%        1.67%       1.56%
--------------------------------------------------------------------

                                          Stagecoach Equity Funds Prospectus  29

EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

INVESTMENT POLICIES

We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary in order to achieve the 95% correlation.


PERMITTED INVESTMENTS

Under normal market conditions, we invest:

 .    in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500 Index;

 .    in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

 .    in interest-rate futures contracts, options on interest rate swaps and index swaps.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective.




30  Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

                                          Stagecoach Equity Funds Prospectus  31

EQUITY INDEX FUND                                           Financial Highlights

See "Historical Fund Information" on page 81.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------
                                             CLASS A SHARES -- COMMENCED
                                             ON JANUARY 25, 1984
                                             --------------------------------------------------------
                                               Sept. 30,   March 31,  March 31,  Sept. 30, Dec. 31,
FOR THE PERIOD ENDED:                           1998/1/      1998      1997/2/   1996/3/      1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  70.32    $  49.60   $  46.24   $  41.45  $  31.42
-----------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                             0.33        0.48       0.25       0.42      0.59
 Net realized and unrealized gain (loss)
  on investments                                  (5.39)      22.31       4.61       4.79     10.65
-----------------------------------------------------------------------------------------------------
Total from investment operations                  (5.06)      22.79       4.86       5.21     11.24
-----------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income             (0.33)      (0.48)     (0.25)     (0.42)    (0.59)
 Distributions from net realized gain              0.00       (1.59)     (1.25)      0.00     (0.62)
-----------------------------------------------------------------------------------------------------
Total from distributions                          (0.33)      (2.07)     (1.50)     (0.42)    (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  64.93    $  70.32   $  49.60   $  46.24  $  41.45
-----------------------------------------------------------------------------------------------------
Total return (not annualized) (loss)              (7.22)%     46.48 %    10.63 %    12.60 %   35.99 %
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)              $518,778    $578,882   $406,739   $370,439  $327,208
-----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets/4/        0.71 %      0.89 %     0.97 %     1.01 %    0.96 %
 Ratio of net investment income to
  average net assets/4/                            0.94 %      0.80 %     1.02 %     1.28 %    1.59 %
-----------------------------------------------------------------------------------------------------
Portfolio turnover/4/                                 3 %         4 %        2 %        1 %/5/    6 %
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/4/         0.77 %      0.95 %     1.07 %     1.08 %    1.00 %
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
 assets prior to waived fees and reimbursed
  expenses (loss)/4/                               0.88 %      0.74 %     0.92 %     1.21 %    1.55 %
-----------------------------------------------------------------------------------------------------

/1/The Fund changed year-end from March 31 to September 30.
/2/The Fund changed fiscal year-end from September 30 to March 31. /3/The Fund changed fiscal year-end from December 31 to September 30.

32   Stagecoach Equity Funds Prospectus

------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------
                                                        CLASS B SHARES -- COMMENCED
                                                        ON FEBRUARY 17, 1998
                                             ---------------------------------------
                                             Dec. 31,   Sept. 30,  March 31,
FOR THE PERIOD ENDED:                          1994     1998/1/      1998
------------------------------------------------------------------------------------
Net asset value, beginning of period         $  33.00   $ 70.41    $65.18
------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                           0.63      0.04     (0.01)
 Net realized and unrealized gain (loss)
  on investments                                (0.50)    (5.38)     5.24
------------------------------------------------------------------------------------
Total from investment operations                 0.13     (5.34)     5.23
------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income           (0.63)    (0.04)     0.00
 Distributions from net realized gain           (1.08)     0.00      0.00
------------------------------------------------------------------------------------
Total from distributions                        (1.71)    (0.04)     0.00
------------------------------------------------------------------------------------
Net asset value, end of period               $  31.42   $ 65.03    $70.41
------------------------------------------------------------------------------------
Total return (not annualized) (loss)             0.42 %   (7.59)%    8.02 %
------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)            $236,265   $17,499    $3,811
------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets/4/      0.97 %    1.45 %    1.45 %
 Ratio of net investment income to
  average net assets/4/                          1.92 %    0.14 %   (0.19)%
------------------------------------------------------------------------------------
Portfolio turnover/4/                               7 %       3 %       4 %
------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/4/       1.00 %    1.58 %    1.64 %
------------------------------------------------------------------------------------
Ratio of net investment income to average net
 assets prior to waived fees and reimbursed      1.89 %    0.01 %   (0.38)%
  expenses (loss)/4/
------------------------------------------------------------------------------------

/4/ Reflects activity of the Master Portfolio prior to December 15, 1997.
/5/ Represents activity for the Fund's stand-alone period only. The portfolio turnover rate for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996, was 3%.

                                          Stagecoach Equity Funds Prospectus  33

EQUITY VALUE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Equity Value Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT POLICIES

We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

PERMITTED INVESTMENTS

Under normal market conditions, we invest:

 . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

 . in debt instruments that may be converted into the common stock of both U.S.
  and foreign companies; and

 . up to 25% of our assets in foreign companies through American Depositary
  Receipts and similar instruments.

We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long term capital appreciation.

34 Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
IMPORTANT RISK FACTORS

There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    REX WARDLAW, CFA

     Has managed the Equity Value Fund since January 1997, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pension assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993 he was an investment analyst specializing in several equity market sectors, including utilities, transportation, basic industries and Capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

 .    ALLEN WISNIEWSKI, CFA

     Has co-managed the Equity Value Fund since September 1996, and has been with Wells Fargo/Wells Capital Management since 1987. Mr. Wisniewski has over ten years of equity and balanced portfolio investment management experience.

 .    GREGG GIBONEY, CFA

     Has co-managed the Equity Value Fund since August 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.

                                           Stagecoach Equity Funds Prospectus 35

EQUITY VALUE FUND                                           Financial Highlights

See "Historical Fund Information" on page 81.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information for period subsequence to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES -- COMMENCED
                                                ON JULY 2, 1990
                                             ---------------------------------------------------------------------------------------
                                                  Sept. 30,     March 31,      March 31,     Sept. 30,    Sept. 30,    Sept. 30,
FOR THE PERIOD ENDED:                              1998/1/        1998          1997/2/       1996/3/       1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 18.15       $ 14.43       $ 12.66       $ 13.27      $  12.36     $  13.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                0.09          0.17          0.08          0.20          0.24/4/      0.20/4/
 Net realized and unrealized gain (loss)
  on investments                                     (3.22)         5.58          1.89          1.60          1.63/4/      0.74/4/
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.13)         5.75          1.97          1.80          1.87         0.94
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                (0.09)        (0.17)        (0.08)        (0.19)        (0.25)       (0.21)
 Distributions from net realized gain                 0.00         (1.86)        (0.12)        (2.22)        (0.71)       (1.54)
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions                             (0.09)        (2.03)        (0.20)        (2.41)        (0.96)       (1.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 14.93       $ 18.15       $ 14.43       $ 12.66      $  13.27     $  12.36
------------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                       (17.27)%       41.76 %       15.63 %       14.27 %       16.58 %       7.49 %
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)                  $43,679       $52,392       $20,798       $18,453      $170,406     $168,852
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets              1.09 %        1.07 %        1.05 %        1.18 %        0.96 %       0.99 %
 Ratio of net investment income to
  average net assets                                  1.06 %        1.03 %        1.14 %        1.73 %        1.97 %       1.60 %
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      23 %          50 %          45 %          91 %          75 %         41 %
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses               1.09 %        1.16 %        1.12 %        1.22 %        0.98 %       1.01 %
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to waived fees and                  1.06 %        0.94 %        1.07 %        1.69 %        1.95 %       1.58 %
 reimbursed expenses (loss)
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31.

36  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLASS C SHARES --
                                                          CLASS B SHARES -- COMMENCED                        COMMENCED ON
                                                          ON SEPTEMBER 6, 1996                               APRIL 1, 1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Sept. 30,   March 31,    Sept. 30,    Sept. 30,      Sept. 30,
FOR THE PERIOD ENDED:                                     1998/1/      1998        1997/2/      1996/3/         1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 14.86     $ 11.81      $ 10.34      $  10.00       $ 14.86
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                      0.02        0.05         0.01          0.00          0.02
 Net realized and unrealized gain (loss)
  on investments                                           (2.63)       4.57         1.57          0.34         (2.63)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (2.61)       4.62         1.58          0.34         (2.61)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                      (0.02)      (0.05)       (0.01)         0.00         (0.02)
 Distributions from net realized gain                       0.00       (1.52)       (0.10)         0.00          0.00
-------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                   (0.02)      (1.57)       (0.11)         0.00         (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 12.23     $ 14.86      $ 11.81      $  10.34       $ 12.23
-------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                             (17.54)%     40.87 %      15.31 %        3.40%       (17.57)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)                        $73,343     $72,428      $ 2,542      $      0       $ 1,239
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                    1.81 %      1.76 %       1.70 %        0.00%         1.83 %
 Ratio of net investment income to
  average net assets                                        0.36 %      0.42 %       0.34 %        1.83%         0.41 %
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            23 %        50 %         45 %          91%           23 %
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses                     1.81 %      1.83 %       2.19 %         N/A          2.84 %
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to waived fees and                        0.36 %      0.35 %      (0.15)%         N/A         (0.60)%
 reimbursed expenses (loss)
-------------------------------------------------------------------------------------------------------------------------------

/3/ The Fund changed its Investment Advisor during this fiscal year. /4/ Per share data based upon average monthly shares outstanding.

                                          Stagecoach Equity Funds Prospectus  37

GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

INVESTMENT POLICIES

We actively manage a diversified portfolio of common stocks and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 .    at least 65% of our total assets in equity securities, including common and preferred stocks;

 .    at least 65% of our total assets in income-producing securities and securities convertible into common stocks;

 .    the majority of our total assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of March 31, 1999 this range was from $20 million to $452 billion. The range is expected to change frequently.); and

 .    up to 25% of our total assets in foreign companies through American
     Depositary Receipts and similar instruments.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of capital appreciation.

38 Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

This Fund is primarily subject to the equity market risks described in the Common Risks section.

You should consider the Summary of Important Risks on page 6, and the General Investment Risks beginning on page 54. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    KELLI HILL

     Has managed the Growth Fund since February 1997, and has been with Wells Fargo/Wells Capital Management since 1987. Ms. Hill is the Core Equity Team Leader, providing portfolio management and fundamental security analysis for the team. She has over twelve years of equity investment management experience.

                                           Stagecoach Equity Funds Prospectus 39

GROWTH FUND                             Financial Highlights

See "Historical Fund Information" on page 81.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                               CLASS A SHARES -- COMMENCED
                                               ON AUGUST 2, 1990
                                               ------------------------------------------------------------------------
                                               Sept. 30,     March 31,   March 31,   Sept. 30,    DEC. 31,   DEC.31,
  For the period ended:                         1998/1/         1998      1997/2/     1996/3/      1995       1994
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $ 22.09       $ 19.20     $ 17.91     $ 17.26      $ 14.10    $ 14.75
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                  0.05          0.11        0.06        0.07         0.19       0.22
    Net realized and unrealized gain (loss)
      on investments                             (1.61)         6.18        1.34        2.00         3.87      (0.27)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations               (1.56)         6.29        1.40        2.07         4.06      (0.05)
-----------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income        (0.05)        (0.11)      (0.06)      (0.07)       (0.19)     (0.22)
     Distributions from net realized gain         0.00         (3.29)      (0.05)      (1.35)       (0.71)     (0.38)
-----------------------------------------------------------------------------------------------------------------------
  Total from distributions                       (0.05)        (3.40)      (0.11)      (1.42)       (0.90)     (0.60)
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $ 20.48       $ 22.09     $ 19.20     $ 17.91      $ 17.26    $ 14.10
-----------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                  (7.08)%       34.65%       7.86%      12.45%       28.90%     (0.29)%
-----------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)           $305,309      $365,405    $283,468    $254,498     $178,488   $113,525
-----------------------------------------------------------------------------------------------------------------------

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets       1.08%         1.12%       1.14%       1.18%        1.18%      1.11%
    Ratio of net investment income to
      average net assets                          0.42%         0.53%       0.65%       0.56%        1.23%      1.51%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                18%          137%         40%         83%         100%        71%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses        1.08%         1.13%         N/A       1.19%        1.21%      1.15%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
    net assets prior to waived fees
    and reimbursed expenses (loss)                0.42%         0.52%         N/A       0.55%        1.20%      1.47%
-----------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed fiscal year-end from December 31 to September 30.

40 Stagecoach Equity Funds Prospectus

----------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------
                                              CLASS B SHARES--COMMENCED
                                              ON JANUARY 1, 1995
                                              ------------------------------------------------------------
                                               SEPT. 30,   Mar. 31       Mar. 31,    Sept. 30,   Dec. 31,
  For the period ended:                         1998/1/      1998        1997/2/      1996/3/      1995
----------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $  15.70    $ 13.64       $ 12.74     $ 12.29     $ 10.00
----------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                  (0.02)     (0.01)         0.00       (0.01)       0.05
    Net realized and unrealized gain (loss)
      on investments                              (1.15)      4.38          0.94        1.42        2.79
----------------------------------------------------------------------------------------------------------
  Total from investment operations                (1.17)      4.37          0.94        1.41        2.84
----------------------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income           0.00       0.00          0.00        0.00        0.05
    Distributions from net realized gain           0.00      (2.31)        (0.04)      (0.96)      (O.50)
----------------------------------------------------------------------------------------------------------
  Total from distributions                         0.00      (2.31)        (0.04)      (0.96)      (0.55)
----------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $  14.53    $ 15.70       $ 13.64     $ 12.74     $ 12.29
----------------------------------------------------------------------------------------------------------
  Total return (not annualized)                   (7.45)%    33.83%         7.36%      11.89%      28.47%
----------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)           $  48,772   $52,901       $23,010     $12,832     $ 4,682
-----------------------------------------------------------------------------------------------------------

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets        1.79%      1.79%         1.86%       1.93%       1.87%
    Ratio of net investment income to
      average net assets                          (0.29)%    (0.15)%       (0.06)%     (0.12)%      0.43%
----------------------------------------------------------------------------------------------------------
  Portfolio turnover                                 18%       137%           40%         83%        100%
----------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses         1.79%      1.80%         1.89%       2.03%       2.21%
----------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
    net assets prior to waived fees
    and reimbursed expenses (loss)                (0.29)%    (0.16)%       (0.09)%     (0.22)%      0.09%
-----------------------------------------------------------------------------------------------------------

                                           Stagecoach Equity Funds Prospectus 41

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The International Equity Fund seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

INVESTMENT POLICIES

We actively manage a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also maybe traded in other countries, including the U.S.

We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

PERMITTED INVESTMENTS

Under normal market conditions, we invest:

 .    at least 80% of our assets in equity securities of companies located or operating outside the U.S.;

 .    in a minimum of five countries exclusive of the U.S.;

 .    up to 50% of our assets in any one country;

 .    up to 25% of our portfolio in emerging markets;

 .    in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

 .    in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs, GDRs (and similar instruments) and shares of other mutual funds.

Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and

42   Stagecoach Equity Funds Prospectus
repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of capital appreciation.

IMPORTANT RISK FACTORS

Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    KATHERINE SCHAPIRO, CFA

     Has managed the International Equity Fund since it commenced operations in September 1997, and has been with Wells Fargo/Wells Capital Management as a portfolio manager since 1992. Ms. Schapiro has over eighteen years of domestic and international equity investment management experience. She is President of the Security Analysts of San Francisco.

 .    STACEY HO, CFA

     Has co-managed the International Equity Fund since it commenced operations in September 1997, and has been with Wells Capital Management since early 1997. In 1995 and 1996 she was an international equity portfolio manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over nine years of international equity investment management experience.

                                          Stagecoach Equity Funds Prospectus  43

INTERNATIONAL EQUITY FUND                 FINANCIAL HIGHLIGHTS

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------
                                                           CLASS A SHARES -- COMMENCED
                                                           ON SEPTEMBER 24, 1997
                                                           ---------------------------
                                                           SEPT 30,       MARCH 31,
FOR THE PERIOD ENDED:                                      1998/1/           1998
--------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.05        $ 10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                               0.00           0.02
   Net realized and unrealized gain (loss) on investments    (1.69)          1.03
--------------------------------------------------------------------------------------
Total from investment operations                             (1.69)          1.05
--------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                       0.00           0.00
   Distributions from net realized gain                       0.00           0.00
--------------------------------------------------------------------------------------
Total from distributions                                      0.00           0.00
--------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.36        $ 11.05
--------------------------------------------------------------------------------------
Total return (not annualized)                               (15.29)%        10.52%
--------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                        $23,857        $26,770
--------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                    1.75%          1.75%
   Ratio of net investment income to average net assets       0.10%          0.35%
-------------------------------------------------------------------------------------
Portfolio turnover                                              21%            12%
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
fees and reimbursed expenses                                  2.06%          2.20%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
prior to waived fees and reimbursed expenses                 (0.21)%        (0.10)%
-------------------------------------------------------------------------------------


/1/ The Fund changed its fiscal year-end from March 31 to September 30.

44   Stagecoach Equity Funds Prospectus

                                 CLASS C SHARES --
CLASS B SHARES -- COMMENCED      COMMENCED ON
ON SEPTEMBER 24, 1997            APRIL 1, 1998
--------------------------------------------------
  SEPT 30,          MARCH 31,         SEPT 30,
  1998/1/             1998             1998
--------------------------------------------------
 $ 11.01           $ 10.00           $ 11.01
--------------------------------------------------
   (0.03)            (0.01)            (0.03)
   (1.68)             1.02             (1.68)
--------------------------------------------------
   (1.71)             1.01             (1.71)
--------------------------------------------------
    0.00              0.00              0.00
    0.00              0.00              0.00
--------------------------------------------------
    0.00              0.00              0.00
--------------------------------------------------
 $  9.30           $ 11.01           $  9.30
--------------------------------------------------
  (15.53)%           10.10%           (15.53)%
--------------------------------------------------
 $30,070           $33,003           $   297
--------------------------------------------------
    2.40%             2.40%             2.40%
   (0.56)%           (0.31)%           (1.15)%
--------------------------------------------------
      21%               12%               21%
--------------------------------------------------
    2.70%             2.84%             2.66%
--------------------------------------------------
   (0.86)%           (0.75)%           (1.41)%
--------------------------------------------------

                                           Stagecoach Equity Funds Prospectus 45

SMALL CAP FUND

INVESTMENT OBJECTIVE

The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

INVESTMENT POLICIES

We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days. As of March 31, 1999, the range was up to $8.5 billion, but it is expected to change frequently.

We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 .    at least 65% of our total assets in common stocks whose market capitalization falls within the range of the Russell 2000 Index;

 .    in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

 .    in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

 .    up to 40% of our assets in initial public offerings or recent start-ups and newer issues; and

 .    no more than 25% of our assets in foreign companies through American
     Depositary Receipts or similar issues.

We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets. During such periods, the Fund may not achieve its objective of capital appreciation.

46  Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 .    pay low or no dividends;

 .    have smaller market capitalization;

 .    have less market liquidity;

 .    have no or relatively short operating histories, or are new public companies or are initial public offerings;

 .    have aggressive capital structures including high debt levels; or

 .    are involved in rapidly growing or changing industries and/or new technologies.

Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    KENNETH LEE

     Has managed the Small Cap Fund since June 1997, and has been with Wells Fargo/Wells Capital Management since 1993. Mr. Lee has seven years of experience in the investment industry, and has managed equity investment portfolios since 1995.

 .    THOMAS ZEIFANG, CFA

     Has co-managed the Small Cap Fund since February 1999, and has been with Wells Fargo/Wells Capital Management since 1995. Mr. Zeifang provided fundamental security analysis for Fleet Investment Advisors for three years prior to joining Wells Fargo. He has over five years of equity investment management experience.

                                          Stagecoach Equity Funds Prospectus  47

SMALL CAP FUND                   Financial Highlights

See "Historical Fund Information" on page 81.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR SHARES OUTSTANDING

                                                     CLASS A SHARES -- COMMENCED
                                                     ON SEPTEMBER 16, 1996
                                                     -----------------------------------------
                                                     SEPT. 30,      MARCH 31,      MARCH 31,
  FOR PERIOD ENDED:                                  1998/1/          1998           1997/2/
----------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $ 25.62        $ 18.98        $ 22.45
----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                       (0.09)         (0.06)         (0.01)
    Net realized and unrealized gain
      (loss) on investments                            (7.76)         (8.76)         (3.46)
----------------------------------------------------------------------------------------------
  Total from investment operations                     (7.76)          8.70          (3.47)
----------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                0.00           0.00           0.00
    Distributions from net realized gain                0.00          (2.06)          0.00
----------------------------------------------------------------------------------------------
  Total from distributions                              0.00          (2.06)          0.00
----------------------------------------------------------------------------------------------
  Net asset value, end of period                     $ 17.86        $ 25.62        $ 18.98
----------------------------------------------------------------------------------------------
  Total return (not annualized)                       (30.29)%        47.03%        (15.46)%
----------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)                 $10,899        $15,611        $ 3,107
----------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets/3/          1.36%          1.22%          1.10%
    Ratio of net investment income (loss) to
       average net assets/3/                           (0.82)%        (0.43)%        (0.23)%
----------------------------------------------------------------------------------------------
  Portfolio turnover/4/                                  110%           291%            69%
----------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior  to
    waived fees reimbursed expenses/3/                  1.49%          1.57%          2.80%
----------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses/3/                         (0.95)%        (0.78)%        (1.93)%
----------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio for periods prior to December 15, 1997.
/4/ Reflects activity of the Master Portfolio for periods prior to December 15, 1997.

48 Stagecoach Equity Funds Prospectus

                                                                 CLASS B SHARES -- COMMENCED
                                                                 ON SEPTEMBER 16, 1996
                                                   --------------------------------------------------------------------
                                                   SEPT. 30,      SEPT. 30,      MAR. 31,      MAR. 31,      SEPT. 30,
  FOR PERIOD ENDED:                                  1996          1998/1/        1998          1997/2/       1996
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $ 22.01       $ 25.38        $ 18.93        $22.46        $ 22.02
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                      0.00         (0.18)         (0.11)        (0.04)          0.00
    Net realized and unrealized gain
      (loss) on investments                           0.44         (7.56)          8.61         (3.49)          0.44
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                    0.44         (7.74)          8.50         (3.53)          0.44
-----------------------------------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income              0.00          0.00           0.00          0.00           0.00
    Distributions from net realized gain              0.00          0.00          (2.05)         0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
  Total from distributions                            0.00          0.00          (2.05)         0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                   $ 22.45       $ 17.64        $ 25.38        $18.93        $ 22.46
-----------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                       2.00%       (30.50)%        46.02%         2.00%        (30.54)%
-----------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)               $    96       $13,071        $15,320        $1,905        $     0
-----------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets/3/        1.03%         2.11%          1.92%         1.75%          0.00%
    Ratio of net investment income (loss) to
       average net assets/3/                         (0.59)%       (1.56)%        (1.13)        (0.85)%         0.00%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover/4/                                 10%          110%           291%           69%            10%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
    to waived fees reimbursed expenses/3/            38.54          2.13           2.21          3.55%          0.00%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses/3/                      (38.10)%       (1.58)%        (1.42)%       (2.65)%         0.00%
-----------------------------------------------------------------------------------------------------------------------
                                                         CLASS C SHARES -- COMMENCED
                                                         ON DEC. 15, 1997
                                                         ---------------------------
                                                         SEPT. 30,         MAR. 31,
  FOR PERIOD ENDED:                                        1998/1/             1998
------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $ 25.38           $21.77
------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                           (0.18)           (0.00)
    Net realized and unrealized gain
      (loss) on investments                                (7.57)            3.69
------------------------------------------------------------------------------------
  Total from investment operations                         (7.75)            3.61
------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                    0.00             0.00
    Distributions from net realized gain                    0.00             0.00
------------------------------------------------------------------------------------
  Total from distributions                                  0.00             0.00
------------------------------------------------------------------------------------
  Net asset value, end of period                         $ 17.63           $25.38
------------------------------------------------------------------------------------
  Total return (not annualized)                            16.58%
------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)                     $ 1,426           $2,495
------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets/3/              2.11%            2.10%
    Ratio of net investment income (loss) to
       average net assets/3/                               (1.56)%          (1.17)%
------------------------------------------------------------------------------------
  Portfolio turnover/4/                                      110%             291%
------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
    to waived fees reimbursed expenses/3/                   2.71%            2.66%
------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses/3/                             (2.16)%          (1.73)%
------------------------------------------------------------------------------------

                                           Stagecoach Equity Funds Prospectus 49

STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Strategic Growth Fund seeks to provide investors with an above-average level of long-term capital appreciation.

INVESTMENT POLICIES

We seek an above-average level of capital appreciation for investors willing to assume above-average risk. We actively manage a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

PERMITTED INVESTMENTS

Under normal market conditions, we may invest:

 .    in at least 20 common stock issues spread across a number of different industry groups;

 .    at least 65% of our assets in growth-oriented common stocks that we believe have better-than-average prospects to increase in value;

 .    up to 40% of our assets in initial public offerings and/or small and newer equity issues; and

 .    up to 65% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap/TM/ Index. (As of March 31, 1999, this range was from $20 million to $38.5 billion. The range is expected to change frequently.)

We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets. During such periods, the Fund may not achieve its objective of long-term capital appreciation.


50   Stagecoach Equity Funds Prospectus

IMPORTANT RISK FACTORS

This Fund is designed for investors willing to assume above average risk. We may invest in companies that:

 .    pay low or no dividends;
 .    have smaller market capitalization;
 .    have less market liquidity;
 .    have no or relatively short operating histories or are newly public;
 .    have aggressive capital structures, including high debt levels; or
 .    are involved in rapidly growing or changing industries and/or new technologies.

The Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. In addition, our active trading may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.

You should consider the Common Risks on page 6, the General Investment Risks beginning on page 54, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGERS

 .    Chris Greene

     Has managed the Strategic Growth Fund since February 1999 and co-managed since September 1997 when he began working with Wells Fargo/Wells Capital Management. For the three years prior to his co-managing the Fund, Mr. Greene provided the fundamental security analysis for Hambrecht & Quist, an investment banking firm focusing on growth companies. Mr. Greene has over seven years of investment experience and over two years of equity investment management experience.

 .    Thomas Zeifang, CFA

     Has co-managed the Small Cap Fund since February 1999, and has been with Wells Fargo/Wells Capital Management since 1995. Mr. Zeifang provided fundamental security analysis for Fleet Investment Advisors for three years prior to joining Wells Fargo. He has over five years of equity investment management experience.

                                          Stagecoach Equity Funds Prospectus  51

STRATEGIC GROWTH FUND                                       Financial Highlights

See "Historical Fund Information" on page 81.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR SHARES OUTSTANDING

                                               CLASS A SHARES -- COMMENCED ON
                                               JANUARY 20, 1993
                                               --------------------------------------------------------------------------------
                                               SEPT. 30,    DEC. 31,        DEC. 31,        DEC. 31,     DEC. 31,     DEC. 31,
  FOR THE PERIOD ENDED:                          1998/1/      1997            1996           1995         1994         1993/1/
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $ 19.96      $  26.42        $  24.12        $ 19.06      $ 18.93      $ 24.33
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                (0.14)        (0.07)          (0.04)         (0.06)       (0.16)       (0.29)
     Net realized and unrealized gain
        (loss) on investments                    (3.20)         2.48            2.54           8.12         0.96        (3.89)
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations               (3.34)         2.41            2.50           8.06         0.80        (4.18)
-------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net
       investment income                          0.00          0.00            0.00           0.00         0.00         0.00
     Distributions from net realized gain         0.00         (8.87)          (0.20)         (3.00)       (0.47)        0.00
-------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                           0.00          0.00            0.00           0.00        (0.20)        0.00
-------------------------------------------------------------------------------------------------------------------------------
  Total from distributions                        0.00         (8.87)          (0.20)         (3.00)       (0.67)        0.00
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $ 16.62      $  19.96        $  26.42        $ 24.12      $ 19.06      $ 20.15
-------------------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                 (16.73)%        7.73%          10.32 %        42.51 %       4.23 %     (17.18)%
-------------------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)          $94,388      $148,122        $131,226        $59,016      $26,744      $20,337
-------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets      1.27%         1.18%/3/        1.24%/4/       1.28%        1.20%        1.93%
     Ratio of net investment income to
       average net assets                        (0.90)%       (0.96)%/2/      (0.82)%/4/     (0.76)%      (0.81)%      (1.56)%
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                               339%          256%/1/          10%/2/        171%         149%         339%
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses                          1.27%         1.18%/2/        1.27%/4/       1.38%        1.55%        1.93%
-------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets prior to waived
     fees and reimbursed expenses (loss)         (0.90)%       (0.96)%/2/      (0.85)%/4/     (0.86)%      (1.16)%      (1.56)%
-------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from December 31 to September 30.
/2/ This ratio includes activity of the Master Portfolio for the period prior to
    December 15, 1997.
/3/ The portfolio turnover rate includes activity of the Master Portfolio prior to December 15, 1997.

52   Stagecoach Equity Funds Prospectus

                                                  CLASS B SHARES -- COMMENCED   CLASS C SHARES -- COMMENCED
                                                  ON DEC. 15, 1997              ON JULY 1, 1993
----------------------------------------------------------------------------------------------------------------------------------
                                                  SEPT.  30,     DEC. 31,      SEPT. 30,    DEC. 31,      DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                             1998/1/         1997          1998         1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period            $  24.33       $  23.68      $  24.32     $  32.42      $  29.84     $  23.74
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                    (0.29)         (0.02)        (0.29)       (0.45)        (0.11)       (0.23)
     Net realized and unrealized gain
        (loss) on investments                        (3.89)          0.67         (3.89)        3.17          2.93        10.03
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                   (4.18)          0.65         (4.18)        2.72          2.82         9.80
----------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net
       investment income                              0.00           0.00          0.00         0.00          0.00         0.00
     Distributions from net realized gain             0.00           0.00          0.00       (10.82)        (0.24)       (3.70)
----------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                               0.00           0.00          0.00         0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
  Total from distributions                            0.00           0.00          0.00       (10.82)        (0.24)       (3.70)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                  $  20.15       $  24.33      $  20.14     $  24.32      $  32.42     $  29.84
----------------------------------------------------------------------------------------------------------------------------------
  Total return (not annualized)                     (17.18)%         2.74%       (17.19)%       6.98%         9.46%       41.54%
----------------------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)             $ 20,337       $ 23,562      $ 17.507     $ 41,608      $ 55,063     $ 26,326
----------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized)
     Ratio of expenses to average net assets          1.93%          1.89%         1.94%        1.93%/2/      2.00%/4/     2.02%
     Ratio of net investment income to
        average net assets                           (1.56)%        (1.63)%       (1.57)%      (1.70)%/2/    (1.58)%/4/   (1.49)%
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                   339%           256%          339%         256%/3/        10%/5/      171%
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses                              1.93%          1.89%         1.94%        1.94%/2/      2.02%/4/     2.09%
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets prior to waived
     fees and reimbursed expenses (loss)             (1.56)%        (1.63)%       (1.57)%      (1.71)%/2/    (1.60)%/4/   (1.56)%
----------------------------------------------------------------------------------------------------------------------------------

                                                  DEC. 31,       DEC. 31,
  FOR THE PERIOD ENDED:                             1994          1993
------------------------------------------------------------------------------
  Net asset value, beginning of period            $  23.75       $  21.53
------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income (loss)                    (0.34)         (0.62)
     Net realized and unrealized gain
        (loss) on investments                         1.16           3.60
------------------------------------------------------------------------------
  Total from investment operations                    0.82           2.98
------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income             0.00           0.00
     Distributions from net realized gain            (0.57)         (0.76)
------------------------------------------------------------------------------
  Tax return of capital                              (0.26)          0.00
------------------------------------------------------------------------------
  Total from distributions                            0.83           0.76
------------------------------------------------------------------------------
  Net asset value, end of period                  $  23.74       $  23.75
------------------------------------------------------------------------------
  Total return (not annualized)                       3.46%         13.84%
------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)             $ 26.335       $ 11.932
------------------------------------------------------------------------------
  Ratios to average net assets (annualized)
     Ratio of expenses to average net assets          1.95%          0.61%
     Ratio of net investment income to
        average net assets                           (1.56)%        (1.00)
------------------------------------------------------------------------------
  Portfolio turnover                                   149%           182%
------------------------------------------------------------------------------
  Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses                              2.23%          2.14%
------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets prior to waived
     fees and reimbursed expenses (loss)             (1.84)%        (2.53)%
------------------------------------------------------------------------------

/4/ The ratio includes income and expenses allocated from the Master Portfolio. /5/ The portfolio turnover for the Capital Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, was 137%. The information shown reflects the stand-alone period only.

                                         Stagecoach Equity Funds Prospectus   53

GENERAL INVESTMENT RISKS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Stagecoach Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

 .    Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .    We cannot guarantee that we will meet our investment objectives.

 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 .    Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.

 .    The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 .    The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 .    The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to

54 Stagecoach Equity Funds Prospectus
     interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

COUNTER-PARTY RISK-- The risk that the other party in a repurchase agreement or other transaction, such as securities lending, will not fulfill its contract obligation.

CREDIT RISK-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

CURRENCY RISK-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DIPLOMATIC RISK-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

EMERGING MARKET RISK-- The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries may experience increased political instability, and are often dependent on international trade, making them more vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

EXPERIENCE RISK-- The risk presented by a new or innovative security, such as an initial public offering, or foreign or emerging market offering. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic condition.

                                           Stagecoach Equity Funds Prospectus 55

GENERAL INVESTMENT RISKS

INFORMATION RISK-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

INTEREST RATE RISK-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

LEVERAGE RISK-- The risk that an investment practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

MARKET RISK-- The risk that the value of a stock, bond or other security will be reduced by market fluctuations. This is a basic risk associated with all securities.

POLITICAL RISK-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

REGULATORY RISK-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

YEAR 2000 RISK-- The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

  INVESTMENT PRACTICE/RISK

  The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective. Remember, each Fund is designed to meet different investment needs and objectives.

  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

56 Stagecoach Equity Funds Prospectus

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                           RISK                  BALANCED   DIVERSIFIED EQUITY   EQUITY   EQUITY
                                                                                                     INCOME         INDEX    VALUE
------------------------------------------------------------------------------------------------------------------------------------
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are adjusted either      Interest Rate and         .               .             .         .
on a schedule or when an index or benchmark changes.          Credit Risk
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees        Credit and
to buy back a security at an agreed upon time and             Counter-Party Risk        .               .             .         .
price usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of another mutual          Market Risk
fund. A pro rata portion of the other fund's expenses, in                               .               .             .         .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-US. company or debt of a           Information, Political,
foreign government in the form of an American                 Regulatory, Diplomatic,   .               .             .         .
Depositary Receipt or similar instrument. Limited to 25%      Liquidity and Currency
of total assets for each Fund except the International        Risk
Equity Fund.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located or operating in             Information, Political,
countries considered developing or to have "emerging"         Regulatory, Diplomatic                    .
stock markets. Generally, these investments have the          and Currency Risk
same type of risks as foreign securities, but to a higher
degree. Limited to 25% of total assets for the International
Equity Fund and 15% of total assets for all other Funds.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive or deliver a security or   Credit, Information and
cash payment depending on the security's price or the         Liquidity Risk
performance of an index or benchmark. Limited to 5% of
total assets for the Balanced and Equity Value Funds and
15% of total assets for the Strategic Growth Fund.
     -------------------------------------------------------------------------------------------------------------------------------
     Options on Securities                                                              .                           .           .
     Options on a Stock Index                                                           .                           .           .
     Stock Index Futures and options on Stock Index Futures
      to protect liquidity and portfolio value                                          .                           .           .
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded but which may be      Liquidity Risk            .               .           .           .
resold in accordance with Rule 144A of the Securities
Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers        Credit, Counter-Party
and financial institutions to increase return on those        and Leverage Risk         .               .           .           .
securities. Loans may be made in accordance with
existing investment policies and may not exceed
33 1/3% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of 10% of total assets    Leverage Risk             .               .           .           .
from banks for temporary purposes to meet shareholders
redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold, or cannot be          Liquidity Risk            .               .           .           .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                           RISK                GROWTH    INTERNATIONAL        SMALL  STRATEGIC
                                                                                                EQUITY            CAP      GROWTH
------------------------------------------------------------------------------------------------------------------------------------
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are adjusted either      Interest Rate and         .                            .         .
on a schedule or when an index or benchmark changes.          Credit Risk
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees        Credit and
to buy back a security at an agreed upon time and             Counter-Party Risk        .               .             .         .
price usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of another mutual          Market Risk
fund. A pro rata portion of the other fund's expenses, in                               .               .             .         .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-US. company or debt of a           Information, Political,
foreign government in the form of an American                 Regulatory, Diplomatic,   .               .             .         .
Depositary Receipt or similar instrument. Limited to 25%      Liquidity and Currency
of total assets for each Fund except the International        Risk
Equity Fund.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located or operating in             Information, Political,
countries considered developing or to have "emerging"         Regulatory, Diplomatic    .                .             .         .
stock markets. Generally, these investments have the          and Currency Risk
same type of risks as foreign securities, but to a higher
degree. Limited to 25% of total assets for the International
Equity Fund and 15% of total assets for all other Funds.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive or deliver a security or   Credit, Information and
cash payment depending on the security's price or the         Liquidity Risk
performance of an index or benchmark. Limited to 5% of
total assets for the Balanced and Equity Value Funds and
15% of total assets for the Strategic Growth Fund.
     -------------------------------------------------------------------------------------------------------------------------------
     Options on Securities                                                                              .           .           .
     Options on a Stock Index                                                                           .           .           .
     Stock Index Futures and options on Stock Index Futures
      to protect liquidity and portfolio value                                                          .           .           .
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded but which may be      Liquidity Risk            .               .           .           .
resold in accordance with Rule 144A of the Securities
Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers        Credit, Counter-Party
and financial institutions to increase return on those        and Leverage Risk         .               .           .           .
securities. Loans may be made in accordance with
existing investment policies and may not exceed
33 1/3% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of 10% of total assets     Leverage Risk            .               .           .           .
from banks for temporary purposes to meet shareholders
redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold, or cannot be          Liquidity Risk            .               .           .           .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------

                                           STAGECOACH EQUITY FUNDS PROSPECTUS 57

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

ABOUT STAGECOACH

Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                 SHAREHOLDERS

                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS

    Advise current and prospective shareholders on their Fund investments

                                           TRANSFER AND
  DISTRIBUTOR      ADMINISTRATOR        DIVIDEND DISBURSING       SHAREHOLDER
                                              AGENT            SERVICING AGENTS
-------------------------------------------------------------------------------
Stephens Inc.      Wells Fargo Bank     Wells Fargo Bank       Various Agents
111 Center St.     525 Market St        525 Market St.
Little Rock, AR    San Francisco, CA    San Francisco, CA
Markets the Funds  Manages the Funds'   Maintains records      Provides services
and distributes    business activities  of shares and          to customers
shares                                  supervises the
                                        paying of dividends
--------------------------------------------------------------------------------

                           INVESTMENT SUB-ADVISORS

Wells Capital Management,               Barclays Global Fund Advisors
525 Market St.,San Francisco, CA        45 Fremont St.
                                        San Francisco, CA
Manages the Funds'                      Manages the Equity
investment activities                   Index Fund's investment activities
(except Equity Index Fund)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                                     CUSTODIAN
Wells Fargo Bank,                       Wells Fargo Bank,
525 Market St.,                         525 Market St.,
San Francisco, CA                       San Francisco, CA
Manages the Funds'                      Provides safekeeping for Funds' assets
investment activities                   (except as indicated below)

                                        Barclays Global Investors, N.A.,
                                        45 Fremont St.,
                                        San Francisco, CA
                                        Provides safekeeping for the Equity
                                        Index Fund's assets

                                        Investors Bank & Trust Company
                                        89 South Street,
                                        Boston, MA 02111
                                        Provides safekeeping for the
                                        International Equity Fund Assets
--------------------------------------------------------------------------------

                              BOARD OF DIRECTORS

                       Supervises the Funds' activities


58 Stagecoach Equity Funds Prospectus

In the following sections, the percentages shown are the percentages of the average daily Net Assets of each Fund class paid on an annual basis for the services described.

THE INVESTMENT ADVISOR

Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1998 Wells Fargo Bank and its affiliates managed over $121 billion in assets. The Funds pay Wells Fargo Bank for advisory services as shown in the Summary of Expenses section of this prospectus.

THE SUB-ADVISOR

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds except the Equity Index Fund. As of December 31, 1998, WCM provided advisory services for assets aggregating in excess of $39 billion.

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Equity Index Fund. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the world's largest providers of index portfolio management services. As of January 31, 1999, BGFA managed or provided investment advice for assets aggregating in excess of $27 billion.

THE ADMINISTRATOR

Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors.

                                           Stagecoach Equity Funds Prospectus 59

ORGANIZATION AND MANAGEMENT OF THE FUNDS


SHAREHOLDER SERVICING PLAN

We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

-----------------------------------------------------------------------
                                      CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
  Balanced Fund                       .25%        .25%         N/A
-----------------------------------------------------------------------
  Diversified Equity Income Fund      .30%        .30%         N/A
-----------------------------------------------------------------------
  Equity Index Fund                   .25%        .25%         N/A
-----------------------------------------------------------------------
  Equity Value Fund                   .25%        .25%         .25%
-----------------------------------------------------------------------
  Growth Fund                         .30%        .30%         N/A
-----------------------------------------------------------------------
  International Equity Fund           .25%        .25%         .25%
-----------------------------------------------------------------------
  Small Cap Fund                      .25%        .25%         .25%
-----------------------------------------------------------------------
  Strategic Growth Fund               .25%        .25%         .25%
-----------------------------------------------------------------------

THE TRANSFER AGENT

Wells Fargo Bank provides transfer agency and dividend disbursing services to the Funds. After July 17, 1999, Boston Financial Data Services will provide these services to the Funds.


60 Stagecoach Equity Funds Prospectus

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 .    CLASS A SHARES--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 .    CLASS B SHARES--with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

 .    CLASS C SHARES--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest.

If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Equity Value, International Equity, Small Cap, and Strategic Growth Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedule before making your decision. You should also review the "Reduced Sales Charges" section of this Prospectus. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge.

                                           Stagecoach Equity Funds Prospectus 61

A CHOICE OF SHARE CLASSES

Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases. For purchases of the Equity Index Fund, the following sales charge schedule applies:

----------------------------------------------------------------------------------------------------------------
       AMOUNT             FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS    DEALER ALLOWANCE AS %
    OF PURCHASE           % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     OF PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
  Less than $50,000                4.50%                          4.71%                         4.00%
----------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999               4.00%                          4.17%                         3.55%
----------------------------------------------------------------------------------------------------------------
  $100,000 to $249,999             3.50%                          3.63%                        3.125%
----------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999             2.50%                          2.56%                         2.00%
----------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999             2.00%                          2.04%                         1.75%
----------------------------------------------------------------------------------------------------------------
  $1,000,000 and over              0.00%                          0.00%                         1.00%
----------------------------------------------------------------------------------------------------------------

We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

For purchases of all other Funds in this Prospectus, prior to July 17, 1999, the following sales charge schedule applies:

----------------------------------------------------------------------------------------------------------------
      AMOUNT              FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS    DEALER ALLOWANCE AS %
   OF PURCHASE            % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     OF PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
  Less than $50,000                5.25%                          5.54%                         4.75%
----------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999               4.50%                          4.71%                         3.75%
----------------------------------------------------------------------------------------------------------------
  $100,000 to $249,999             3.50%                          3.63%                         2.75%
----------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999             2.50%                          2.56%                         2.00%
----------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999             2.00%                          2.04%                         1.75%
----------------------------------------------------------------------------------------------------------------
  $1,000,000 and over/1/           0.00%                          0.00%                         1.00%
----------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

62 Stagecoach Equity Funds

After July 17, 1999, purchases of Class A shares for all Funds are subject to the following sales charge schedule:

----------------------------------------------------------------------------------------------------------------
       AMOUNT             FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS    DEALER ALLOWANCE AS % OF
    OF PURCHASE           % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
  Less than $50,000                 5.75%                          6.10%                      5.00%
----------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999                4.75%                          4.99%                      4.00%
----------------------------------------------------------------------------------------------------------------
  $100,000 to $249,999              3.75%                          3.90%                      3.00%
----------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999              2.75%                          2.83%                      2.25%
----------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999              2.00%                          2.04%                      1.75%
----------------------------------------------------------------------------------------------------------------
  $1,000 and over/1/                0.00%                          0.00%                      1.00%
----------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule for purchases prior to July 17, 1999 is as follows:


  CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
----------------------------------------------------------------------------------------------------------------
  redemption within        1 year        2 years        3 years        4 years         5 years          6 years
----------------------------------------------------------------------------------------------------------------
  CDSC                     5.00%         4.00%          3.00%          3.00%           2.00%            1.00%
----------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-gong expenses.

                                           Stagecoach Equity Funds Prospectus 63

After July 17, 1999, purchases of Class B shares are subject to the following sales charge schedule:

   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
--------------------------------------------------------------------------------------------------------------
  REDEMPTION WITHIN     1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS     7 YEARS
--------------------------------------------------------------------------------------------------------------
  CDSC                   5.00%       4.00%        3.00%        3.00%        2.00%        1.00%       0.00%
--------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

CLASS C SHARE CDSC SCHEDULE

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

64  Stagecoach Equity Funds Prospectus

REDUCED  SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:

 .    You pay no sales charges on Fund shares you buy with reinvested distributions.

 .    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 .    By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount. After July 17, 1999, purchases of either Stagecoach or Norwest Advantage Funds will count toward satisfying breakpoint requirements.

 .    Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level. After July 17, 1999, purchases of either Stagecoach or Norwest Advantage Funds will count toward satisfying breakpoint requirements.

 .    If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 .    You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

                                          Stagecoach Equity Funds Prospectus  65

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 .    a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .    a trustee or fiduciary purchasing for a single fiduciary relationship; or

 .    the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act"), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999.

CLASS B AND CLASS C SHARE CDSC REDUCTIONS:

 .    You pay no CDSC on Funds shares you purchase with reinvested distributions.

 .    We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 .    We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 .    We waive the CDSC for redemptions made at the direction of Stagecoach
     Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .    We waive Class C share CDSC for certain types of accounts.

66  Stagecoach Equity Funds Prospectus

REDUCED SALES CHARGES

For Class B shares purchased outside of an IRA or other qualified plan after July 17, 1999, no CDSC is imposed on withdrawals that occur under the following circumstances:

     .    Withdrawals are made by participating in the Systematic Withdrawal
          Plan;

     . Withdrawals may not exceed 10% of your fund assets annually based on your anniversary date in the Systematic Withdrawal Plan; and

     . you must participate in the dividend and capital gain reinvestment program.

Also, mandatory withdrawals after age 70 1/2 are not subject to the 10% limitation and are not charged any CDSC.

WAIVERS FOR CERTAIN PARTIES

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .    Current and retired employees, directors and officers of:

     .    Stagecoach Funds and its affiliates;

     .    Wells Fargo Bank and its affiliates;

     .    Stephens and its affiliates; and

     .    Broker-Dealers who act as selling agents.

 .    The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. The CDSC Schedule for these shares is below:

                                          Stagecoach Equity Funds Prospectus  67

   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
-------------------------------------------------------------------------------------------------
  REDEMPTION WITHIN     1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS
-------------------------------------------------------------------------------------------------
  CDSC                   3.00%       2.00%        1.00%        1.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------

The above schedules do not apply for any new shares purchased. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.

DISTRIBUTION PLAN

We have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for each class of the Funds. For the Class A shares of the Diversified Equity Income and Growth Funds, the plans defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Balanced, Equity Value, International Equity, Small Cap and Strategic Growth Funds, and the Class B and Class C shares of each Fund, these plans are used to pay for distribution-related services including ongoing compensation to selling agents. Each Fund may participate in joint activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. These fees are paid out of the Fund's assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under these plans are as follows:

-------------------------------------------------------------------------------------------------
                                                       CLASS A       CLASS B         CLASS C
-------------------------------------------------------------------------------------------------
  Balanced Fund                                          .10%          .75%            N/A
-------------------------------------------------------------------------------------------------
  Diversified Equity Income Fund                         .05%          .70%            N/A
-------------------------------------------------------------------------------------------------
  Equity Index Fund                                      N/A           .75%            N/A
-------------------------------------------------------------------------------------------------
  Equity Value Fund                                      .10%          .75%            .75%
-------------------------------------------------------------------------------------------------
  Growth Fund                                            .05%          .70%            N/A
-------------------------------------------------------------------------------------------------
  International Equity Fund                              .10%          .75%            .75%
-------------------------------------------------------------------------------------------------
  Small Cap Fund                                         .10%          .75%            .75%
-------------------------------------------------------------------------------------------------
  Strategic Growth Fund                                  .10%          .75%            .75%
-------------------------------------------------------------------------------------------------

68  Stagecoach Equity Funds Prospectus

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You should carefully read the Prospectus for the Fund into which you wish to exchange.

 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 .    If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund.

 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 .    If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 .    Exchanges between Class B shares, between Class C shares or between either
     Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 .    Exchanges from any share class to a money market fund can only be re-
     exchanged for the original share class.

 .    In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .    You may make exchanges between like share classes. You may also exchange from Class A, Class B or Class C shares and non-Institutional class shares to a non-institutional money market fund.

                                           Stagecoach Equity Funds Prospectus 69

YOUR ACCOUNT

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

PRICING FUND SHARES:

 .    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 .    We determine the Net Asset Value ("NAV") of each class of the Funds' shares each Business Day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 .    We process requests to buy or sell shares each Business Day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. Pacific time. Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next Business Day.

 .    The Funds are open for business on each day the NYSE is open for business.
     NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

YOU CAN BUY FUND SHARES:

 .    By opening an account directly with the Fund (simply complete and return a
     Stagecoach Funds application with proper payment);

 .    Through a brokerage account with an approved selling agent; or

 .    Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

MINIMUM INVESTMENTS:

 .    $1,000 per Fund minimum initial investment;

 .    $100 per Fund if you use the Systematic Purchase Plan; or

 .    $100 per Fund for all investments after your first.

 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

70   Stagecoach Equity Funds Prospectus

IMPORTANT SHAREHOLDER INFORMATION

The instructions below describe how to buy and sells shares through the period ended July 17, 1999. After that date, please refer to the instructions on pages 74 to 77.

HOW TO BUY SHARES
The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  Complete a Stagecoach Funds application. Be sure to
  indicate the Fund name and the share class into which
  you intend to invest.
                                                               MAIL TO:
  Enclose a check for at least $1,000 made out in the full     Stagecoach Funds
  name and share class of the Fund. For example, "Stagecoach   PO Box 7066
  Strategic Growth Fund, Class B."                             San Francisco, CA
                                                               94120-9201
  You may start your account with $100 if you elect the Systematic Purchase Plan option on the application.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Make a check payable to the full name and share class of     MAIL TO:
  your Fund for at least $100. Be sure to write your account   Stagecoach Funds
  number on the check as well.                                 PO Box 7066
                                                               San Francisco, CA
  Enclose the payment stub/card from your statement if         94120-9201
  available.

  BY WIRE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  You must first establish an account by completing an         MAIL TO:
  application and mailing it to the address shown at           Stagecoach Funds
  right.                                                       PO Box 7066
                                                               San Francisco, CA
  Mail the completed application.                              94120-9201
                                                               Fax to:
  You may also fax the completed application (with original    1-415-546-0280
  to follow).

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Instruct your wiring bank to transmit           WIRE TO:
  at least $100 according to the instructions     Wells Fargo Bank, N.A.
  given to the right. Be sure to have the         San Francisco, California
  wiring bank include your current account        Bank Routing Number:
  number and the name your account is             121000248
  registered in.                                  Wire Purchase Account Number:
                                                  4068-000587
                                                  Attention:
                                                  Stagecoach Funds (Name of Fund and Share Class)
                                                  Account Name:
                                                  (Registration Name Indicated on Application)

                                           Stagecoach Equity Funds Prospectus 71

  BY PHONE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.


  Call Investor Services and instruct the representative       CALL:
  to either:                                                   1-800-222-8222
  . transfer at least $1,000 from a linked settlement
    account, or
  . exchange at least $1,000 worth of shares from an existing
    Stagecoach Fund. Please see "Exchanges" for special rules.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Call Investor Services and instruct the representative       CALL:
  to either:                                                   1-800-222-8222
  . transfer at least $100 from a linked settlement
    account, or
  . exchange at least $100 worth of shares from another
    Stagecoach Fund.

SELLING SHARES:
The following section explains how you can sell shares held directly through an account with Stagecoach Fund by mail or telephone. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you to receive (or write "Full Redemption").

  Make sure all the account owners sign the request.

  You may request that redemption proceeds be sent to you by   MAIL TO:
  check, by ACH transfer into a bank account, or by wire       Stagecoach Funds
  ($5,000 minimum). Please call Investor Services regarding    PO Box 7066
  requirements for linking bank accounts or for wiring funds.  San Francisco, CA
  We reserve the right to charge a fee for wiring funds        94120-9201
  although it is not currently our practice to do so.

  Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house.
  We do not accept notarized signatures.

72 Stagecoach Equity Funds Prospectus

YOUR ACCOUNT

  BY PHONE

  Call Investor Services to request a redemption of at least
  $100. Be prepared to provide your account number and Taxpayer Identification Number.

  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

  You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

  Telephone privileges are automatically made available to     CALL:
  you unless you specifically decline them on your             1-800-222-8222
  application or subsequently in writing.

  Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer
  Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

  Telephone requests are not accepted if the address on your account was changed by phone in the last 15 days.


  GENERAL NOTES FOR SELLING SHARES

  We determine the NAV each day as of the close of the NYSE, which is generally 1:00 PM Pacific time.

  Your redemptions are net of any applicable CDSC.

  We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.

  If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

  We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

  Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


                                           Stagecoach Equity Funds Prospectus 73

YOUR ACCOUNT

                     FOR TRANSACTIONS AFTER JULY 17, 1999




HOW TO BUY SHARES

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  Complete a Stagecoach Fund application. Be sure to
  indicate the Fund name and the share class into which
  you intend to invest. Failure to complete an
  application properly may result in a delay in
  processing your request.                                MAIL TO:
                                                          Stagecoach Funds, Inc.
  Enclose a check for a least $1,000 made out in the      PO Box 8266
  full name and share class of the Fund. For example,     Boston, MA
  "Growth Fund, Class B."                                 02266-8266

  You may start your account with $100 if you elect the Systematic Purchase Plan option on the application.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Make a check payable to the full name and share class   MAIL TO:
  of your Fund for at least $100. Be sure to write your   Stagecoach Funds, Inc.
  account number on the check as well.                    PO Box 8266
                                                          Boston, MA
                                                          02266-8266

  Enclose the payment stub/card from your statement if available.

74  Stagecoach Equity Funds Prospectus

  BY WIRE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
  If you do not currently have an account, complete a            MAIL TO:
  Stagecoach Funds application. You must wire as least           Stagecoach Funds, Inc.
  $1,000. Be sure to indicate the Fund name and the              PO Box 8266
  share class into which you intend to invest.                   Boston, MA 02266-8266

  Mail the completed application.

  You may also fax the completed application (with               FAX TO:
  original to follow). You must first call BFDS at               1-(617) 483-5765
  1-800-222-8222 to notify them of an incoming wire trade.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Instruct your wiring bank to transmit at least            WIRE TO:
  $100 according to the instructions given to               Stagecoach Funds, Inc.
  the right. Be sure to have the wiring bank                c/o State Street Bank & Trust
  include your current account number and the               Boston, MA
  name your account is registered in.                       Bank Routing Number:
                                                            ABA 011000028
                                                            Wire Purchase Account Number:
                                                            9905-437-1
                                                            Attention:
                                                            Stagecoach Funds (Name of Fund and Share Class)
                                                            Account Name:
                                                            (Registration Name Indicated on Application)

                                           Stagecoach Equity Funds Prospectus 75

YOUR ACCOUNT

  BY PHONE

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
  You can only make you first purchase of a Fund by
  phone if you already have an Stagecoach Funds Account.    CALL:

  Call Investor Services and instruct the representative    1-800-222-8222
  to either:
  . transfer at least $1,000 from a linked settlement
    account, or
  . exchange at least $1,000 worth of shares from an
    existing Wells Fargo Fund. Please see "Exchanges"
    for special rules.

  IF YOU ARE BUYING ADDITIONAL SHARES:

  Call Investor Services and instruct the representative    CALL:
  to either:
  . transfer at least $100 from a linked settlement         1-800-222-8222
    account, or
  . exchange at least $100 worth of shares from another
    Wells Fargo Fund.

SELLING SHARES:

The following section explains how you can sell shares held directly through an account with Stagecoach funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

  BY MAIL

  IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
  Write a letter stating your account registration, you account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

  Make sure all the account owners sign the request.        MAIL TO:

  You may request that redemption proceeds be sent to you   Stagecoach Funds, Inc.
  by check, by ACH transfer into a bank account, or by      PO Box 8266
  wire. Please call Investor Services regarding             Boston, MA
  requirements for linking bank accounts or for wiring      02266-8266
  funds. We reserve the right to charge a fee for wiring
  funds although its is not currently our practice to do
  so.

  Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

76 Stagecoach Equity Funds Prospectus

BY PHONE

  Call Investor Services to request a redemption of at least
  $100. Be prepared to provide your account number and Taxpayer Identification Number.

  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

  You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

  Telephone privileges are automatically made available to       CALL:
  you unless you specifically decline them on your               1-800-222-8222
  application or subsequently in writing.

  Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer
  Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

  Telephone requests are not accepted if the address on your account was changed by phone in the last 15 days.

GENERAL NOTES FOR SELLING SHARES

  We determine the NAV each day as of the close of the NYSE, which is generally 1:00 PM (Pacific time)/3:00 PM (Central time). If any of the markets for the Funds close early, the funds may close early, and may value their shares at earlier times under these circumstances.

  Your redemptions are net of any applicable CDSC.

  We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.

  If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

  We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

  Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                           Stagecoach Equity Funds Prospectus 77

ADDITIONAL SERVICES AND OTHER INFORMATION

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase and/or redeem shares each month. Call Investor Services at 1-800-222-8222 for more information.

 .    Systematic Purchase Plan (formerly the Autosaver Plan)-- With this program, you can regularly purchase shares of a Stagecoach Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, specify an amount of at least $100, and tell us the day of the month you would like the money invested. If you do not specify a date, we will transfer the money and invest in shares of the Fund you select on or about the 20th day of the month.

 .    Systematic Exchange Plan--With this program, you can regularly exchange shares of a Stagecoach Fund you own for shares of another Stagecoach Fund. The exchange amount must be at least $100, and the exchange will take place on or about the 25th of each month. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

 .    Systematic Withdrawal Program-- With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100 and we will sell your shares equal to that amount on or about the 25th of each month. To participate in this program, you:

     .    must have a Fund account valued at  $10,000 or more;

     .    must have your distributions reinvested; and

     .    may not simultaneously participate in the Systematic Purchase Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We automatically cancel your program if the linked bank account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
You may choose to do any of the following:

 .    Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

78 Stagecoach Equity Funds Prospectus

 .    Fund Purchase Plan--Uses your distributions to buy shares at NAV of another
     Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 .    Automatic Clearing House Option--Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

 .    Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     TWO THINGS TO KEEP IN MIND ABOUT DISTRIBUTIONS

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. These distributions will be taxable to you as long-term capital gains, which may qualify for taxation at preferential rates in the hands of non-corporate shareholders.

                                           Stagecoach Equity Funds Prospectus 79

ADDITIONAL SERVICES AND OTHER INFORMATION

In general, all distributions will be taxable to you when paid, even if they are paid in additional Funds Shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

                  IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

On March 25, 1999, the Board of Directors of Stagecoach Funds, Inc. (the "Company") approved the reorganization of the Company's Funds into new portfolios of Wells Fargo Funds Trust ("Funds Trust"). The reorganization is part of a larger plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

If the reorganization is approved by shareholders, the Balanced Fund will be reorganized into the Funds Trust Asset Allocation Fund and the Diversified Equity Income Fund will be reorganized into the Income Equity Fund. Although, respectively, the investment objectives are substantially similar, the principal investment strategies may differ somewhat.

All of the other Funds of the Company will, if approved by shareholders, be reorganized into new portfolios of Funds Trust that have investment objectives and strategies that are substantially identical to the corresponding Funds. In most cases, theses substantially identical Funds Trust portfolios will not absorb other funds.

80 Stagecoach Equity Funds Prospectus

The Funds Trust portfolios are not yet available for purchase, but corresponding portfolios within either the Stagecoach fund family or the Norwest Advantage fund family are currently available. No shareholder action is necessary at this time. The Company's proxy materials, which are expected to be mailed in June to all persons who are shareholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date, you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

Investors should be aware that, for certain share classes of certain Funds, expense ratio increases of up to 0.14% are contemplated. In other cases, expense ratios are expected to remain unchanged or decline. For the equity portfolios, the reorganization is expected to be a tax-free transaction. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-222-8222.

HISTORICAL FUND INFORMATION

BALANCED FUND--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

EQUITY VALUE FUND--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

GROWTH FUND--The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.

                                           Stagecoach Equity Funds Prospectus 81

ADDITIONAL SERVICES AND OTHER INFORMATION

___________________________________________________________________________

SMALL CAP FUND--On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of the Stagecoach Funds. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997, the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

STRATEGIC GROWTH FUND--On December 12, 1997, the Class A and Class D shares of the Overland Express Strategic Growth Fund were reorganized as the Class A and Class C shares of the Strategic Growth Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Stagecoach Class A and Class C shares have been restated to give effect to the conversion ratio applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, respectively. The Overland Fund did not offer Class B shares. Prior to December 15, 1997, the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

SHARE CLASS--This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

82  Stagecoach Equity Funds Prospectus

_________________________________________________________________________

MINIMUM ACCOUNT VALUE--Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS--We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

STATEMENT OF ADDITIONAL INFORMATION--Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

                                          Stagecoach Equity Funds Prospectus  83

GLOSSARY

_____________________________________________________________________________

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

ANNUAL AND SEMI-ANNUAL REPORT
A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

BUSINESS DAY
Any day the New York Stock Exchange is open is a business day for the Funds.

CAPITAL APPRECIATION, CAPITAL GROWTH
The increase in the value of a security. See also "total return."

CAPITALIZATION
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

CAPITAL STRUCTURE
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

COMMERCIAL PAPER
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

CONVERTIBLE DEBT SECURITIES
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

CURRENT INCOME
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."


84 Stagecoach Equity Funds Prospectus

__________________________________________________________________________

DEBT SECURITIES
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

DERIVATIVES
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

DISTRIBUTIONS
Dividends and/or capital gains paid by a Fund on its shares.

DIVERSIFIED
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

DOLLAR-DENOMINATED
Securities issued by foreign banks, companies or governments in U.S. dollars.

DURATION
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

EMERGING MARKETS
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

                                           Stagecoach Equity Funds Prospectus 85

GLOSSARY

__________________________________________________________________________

HEDGE
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

ILLIQUID SECURITY
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

INITIAL PUBLIC OFFERING
The first time a company's stock is offered for sale to the public.

INVESTMENT-GRADE DEBT
A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

LIQUIDITY
The ability to readily sell a security at a fair price.

MOODY'S
A nationally recognized ratings organization.

NATIONALLY RECOGNIZED RATING ORGANIZATION (NRRO)
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

NET ASSET VALUE (NAV)
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each Business Day the NYSE is open, typically 1:00 P.M. (Pacific time).

NET INVESTMENT INCOME
Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

86 Stagecoach Equity Funds Prospectus

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

NET ASSETS
The value of the investments in a Fund's portfolio (after accounting for other assets and liabilities that are attributable to a particular class of the Funds.

OPTIONS
An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PORTFOLIO TURNOVER
Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

PUBLIC OFFERING PRICE (POP)
The NAV with the sales load added.

PRICE-TO-EARNINGS RATIO
The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
This ratio is the result of dividing net investment income (or loss) by average net assets.

                                           Stagecoach Equity Funds Prospectus 87

GLOSSARY

--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

RUSSELL 2000 INDEX
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

SELLING AGENT
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

SHAREHOLDER SERVICING AGENT
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

SIGNATURE GUARANTEE
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 INDEX
Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

STATEMENT OF ADDITIONAL INFORMATION
A document that supplements the disclosures made in the Prospectus.

TAXPAYER IDENTIFICATION NUMBER
Usually the social security number for an individual or the Employer Identification Number for a corporation.

TOTAL RETURN
The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

TURNOVER RATIO
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

88 Stagecoach Equity Funds Prospectus

________________________________________________________________________________

UNDERVALUED
Describes a stock that is believed to be worth more than its current price.

U.S. GOVERNMENT OBLIGATIONS
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

VALUE STRATEGY
A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

WARRANTS
The right to buy a stock at a set price for a set time.

ZERO COUPON BONDS
Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                           Stagecoach Equity Funds Prospectus 89

THIS PAGE INTENTIONALLY LEFT BLANK

________________________________________________________________________________

90 Stagecoach Equity Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
Supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT
Provides certain financial and other important information including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

These documents are available free of charge: 1-800-222-8222, or write to:
                                               -------------------
STAGECOACH FUNDS                                    Presorted
P.O. Box 7066                                        Standard
San Francisco, CA                               U.S. Postage Paid
94120-7066                                         Los Angeles, CA
                                                    Permit #30835
Visit the SEC's website:                       -------------------
http://www.sec.gov, or

Request copies for a fee by writing to:
SEC Public Reference Room,
Washington, DC 20549-6009
(call 1-800-SEC-0330 for details)

ICA # 811-6419   NOT FDIC INSURED -- NO BANK GUARANTEE --     SC EQ P(5/99)
                 MAY LOSE VALUE